Exhibit 22

SUBSIDIARIES OF THE REGISTRANT

Americrown Service Corporation,
a South Carolina Corporation

ASC Holdings, Inc.
a Kansas corporation

The California Speedway Corporation,
a Delaware Corporation
d/b/a California Speedway

Chicago Holdings, Inc.,
a Nevada Corporation

Daytona International Speedway, LLC
a Delaware LLC

Event Equipment Leasing, Inc.,
a Florida Corporation

Event Support Corporation,
a Florida Corporation

Great Western Sports, Inc.,
an Arizona Corporation,

HBP, Inc.
a Delaware corporation

Homestead-Miami Speedway, LLC
a Delaware LLC
d/b/a Homestead-Miami Speedway

International Speedway, Inc.
a Delaware corporation

ISC.com, LLC
a Delaware LLC

ISC Properties, Inc.
a Florida Corporation

ISC Publications, Inc.
a Florida Corporation

Kansas Speedway Corporation,
a Kansas Corporation

Kansas Speedway Development Corp.
a Kansas Corporation

Leisure Racing, Inc.,
a Delaware Corporation

Miami Speedway Corp.,
a Nevada Corporation

Michigan International Speedway, Inc.
a Michigan Corporation
d/b/a Michigan Speedway

Motor Racing Network, Inc.,
a Florida Corporation

Motorsports Acceptance Corporation
a Delaware Corporation

Motorsports Alliance, LLC
a Delaware LLC

Motorsports International Corp.
a Pennsylvania Corporation

New York International Speedway Corporation
a Delaware Corporation

North American Testing Company,
a Florida Corporation

North Carolina Speedway, Inc.,
a North Carolina Corporation
d/b/a North Carolina Speedway

Pennsylvania International Raceway, Inc.
a Pennsylvania Corporation
d/b/a Nazareth Speedway

Phoenix Speedway Corp.,
a Delaware Corporation
d/b/a/ Phoenix International Raceway

Regiment, Inc.
a North Carolina Corporation

Richmond International Raceway, Inc.
a Delaware Corporation

Rocky Mountain Speedway Corporation
a Colorado Corporation

Seasonal Services, Inc.,
a Florida Corporation

South Carolina International Speedway Corporation,
a South Carolina Corporation,
d/b/a Darlington Raceway

Southeastern Hay & Nursery, Inc.
a Florida Corporation

Talladega Superspeedway, LLC
a Delaware LLC

Watkins Glen International, Inc.,
a Delaware Corporation
d/b/a Watkins Glen International

88 Corp.
a Delaware Corporation